UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2006



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


     California                    000-31929                  68-0454068
     ----------                    ---------                  ----------
  (State or other             (Commission File No.)        (I.R.S. Employer
    jurisdiction                                          Identification No.)
  of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                          (707) 935-3200 (Registrant's
                          ----------------------------
                     telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

          On March 15, 2006 Sonoma Valley Bancorp ("Company") refiled its Bylaws in order to correct certain grammatical errors and omissions from the copy originally filed, to conform with the original signed bylaws on file at the Company. The substance of the Bylaws was not altered or amended. A copy of the Bylaws is attached hereto as Exhibit 3(ii).


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits

          Exhibit No.                Exhibit Description
          -----------                -------------------
             3(ii)                   Bylaws

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SONOMA VALLEY BANCORP,
                                    a California Corporation


Dated:  3/15/2006                   /s/ Mary Dieter Smith
                                    --------------------------------------------
                                    Mary Smith,
                                    Executive Vice President, Chief Operating
                                    Officer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------

           3(ii)                    Bylaws